INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
Bermuda
We are incorporated in Bermuda. Under current Bermuda law, we are not required to pay taxes in Bermuda on either income or capital gains. We have received written assurance from the Minister of Finance in Bermuda that, in the event of any such taxes being imposed, we will be exempted from taxation until March 31, 2035.

United States
We do not accrue U.S. income taxes as we are not engaged in a U.S. trade or business and are exempted from a gross basis tax under Section 883 of the U.S. Internal Revenue Code. A reconciliation between the income tax expense resulting from applying the U.S. Federal statutory income tax rate and the reported income tax expense has not been presented herein as it would not provide additional useful information to users of the financial statements as our net income is subject to neither Bermuda nor U.S. tax.

Singapore
We are eligible and participate under the Maritime Sector Incentive-Approved International Shipping Enterprise (MSI- AIS) award in Singapore. All qualified shipping income derived from the shipping activity in our Singapore subsidiary is exempt from taxation for the duration of our MSI-AIS approval. The MSI-AIS approval was in June 2015 for a period of ten years.

Other Jurisdictions
Our subsidiary in Norway and United Kingdom are subject to income tax. The tax paid by subsidiaries of the Company that are subject to income tax is not material to our consolidated financial statements and related disclosures.
We do not have any unrecognized tax benefits, material accrued interest or penalties relating to income taxes.